                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange act of 1934


Date of Report (Date of Earliest Event Reported): February 3, 1999


                                   COMC, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Illinois                                               36-3021754
(State or Other Jurisdiction of        (Commission        (I.R.S. Employer
 Incorporation or Organization)        File Number)       Identification Number)


         400 N. Glenoaks Boulevard, Burbank, California           91502
(Address of Principal Executive Offices)                          (Zip Code)

Registrants telephone number, including area code:   (818) 556-3333

(Former Name or Former Address if Changed Since Last Report)

Item 5.           Other Events.

         On February 3, 1999, Albert P. Vasquez tendered his resignation as a member of the Company's Board of Directors, which became effective upon February 18, 1999. On May 10, 1999, Richard F. Horowitz resigned as a member of the Company's Board of Directors. On July 1, 1999, Marvin P. Loeb resigned as a member of the Company's Board of Directors. Mr. Loeb's letter of resignation states that his resignation was due to the demands of Mr. Loeb's other business concerns.

         The Company plans to fill one of the vacancies created by these resignations in order to bring the number of directors of the Company up to five members.

         As part of an overall restructuring of certain Company debt obligations to William M. Burns, director, Chief Operations Officer and Secretary of the Company, and Charles E. Lincoln, director and President of the Company, the Company entered into a series of agreements on August 10, 1999. The Company also entered into an employment agreement with Christopher R. Smith on August 10, 1999, which provided for Mr. Smith to commence employment as the Company's Chief Financial Officer on August 23, 1999, along with another group of related agreements. The agreements which the Company entered into as of August 10, 1999, may be summarized as follows:

         (i) two separate loan agreements, one between the Company and Mr. Burns, and the other between the Company and Mr. Lincoln, pursuant to which the Company restructured its debt obligations to Messrs. Burns and Lincoln and extended the re-payment term of the Company's debt obligations to August 10, 2002;

         (ii) two separate promissory notes, pursuant to which the Company memorialized its obligation, as restructured, to repay a total of $1,750,000 to Mr. Burns and $1,750,000 to Mr. Lincoln;

         (iii) an employment agreement with Mr. Burns, pursuant to which the Company agreed to employee Mr. Burns for a term of two years as the Company's Secretary and Chief Operations Officer, and President of ICF Communication Solutions, Inc., a wholly owned subsidiary of the Company;

         (iv) an employment agreement with Mr. Lincoln, pursuant to which the Company agreed to employee Mr. Lincoln for a term of two years as the Company's President, and CEO of ICF Communication Solutions, Inc.;

         (v) nine separate Stock Purchase Agreements, pursuant to which various accredited investors, including Mr. Smith, acquired a total of 1,015,000 shares of Common Stock from John J. Ackerman, the Chairman and Chief Executive Officer of the Company;

         (vi) a Contribution Agreement by and between the Company and Mr. Ackerman pursuant to which Mr. Ackerman contributed 3,651,948 outstanding shares of Common Stock to the

Company in order to fund options granted by the Company to Messrs. Burns, Lincoln and Smith, and Gramercy National Partners, LLC ("Gramercy");

         (vii) four separate stock option agreements, pursuant to which Messrs. Burns, Lincoln, Smith, and Gramercy were granted options to acquire a total of 3,651,948 shares of Common Stock;

         (viii) a Registration Rights Agreement, pursuant to which the Company granted certain registration rights to Messrs. Burns, Lincoln and Smith, and certain other accredited investors with respect to their shares of Common Stock;

         (ix) a Stockholders Agreement by and between the Company, William M. Burns and Nellie J. Burns, Trustees of the Burns Family Trust (the "Burns Trust"), Charles E. Lincoln and Carolyn D. Lincoln, Trustees of the Lincoln Family Trust (the "Lincoln Trust"), and Messrs. Ackerman and Smith, providing for, among other things:

                   (A) the ability of the Burns Trust (3,246,753 shares, 3,623,376 shares on a fully diluted basis), the Lincoln Trust (3,246,753 shares, 3,623,376 shares on a fully diluted basis,) and Messrs. Ackerman (3,333,052 shares) and Smith (200,000 shares, 2,663,896 shares on a fully diluted basis) to nominate one member of the Board of Directors at each annual meeting and the four of them together to nominate a fifth member of the Board of Directors,

                   (B) an agreement to vote for the election of those five nominated directors, and

                   (C) certain rights of first refusal on sales of Common Stock by the parties to the agreement.

         (x) an employment agreement with Mr. Smith, pursuant to which the Company agreed to employee Mr. Smith for a term of two years as the Company's Chief Financial Officer and Executive Vice President of ICF Communication Solutions, Inc.;

         Based upon the above referenced transactions, the total number of Company shares issued and outstanding decreased from 19,400,960 to 15,749,012, and a total of 3,651,948 shares are now held in treasury. Mr. Ackerman's stock ownership decreased from 8,000,000 to 3,333,052. Mr. Smith now owns 200,000 shares and the option to purchase an additional 2,463,896 shares. Other accredited investors purchased a total of 800,000 shares from Mr. Ackerman. Gramercy purchased 15,000 shares from Mr. Ackerman and acquired the option to purchase an additional 434,806 shares from the Company. Messrs. Burns and Lincoln were granted options to purchase 376,623 shares each from the Company.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)                         Financial Statements of Businesses Acquired

         N/A

         (b)                         Pro Forma Financial Information

         Pro forma financial information will be filed in accordance with the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

         (c)                         Exhibits

         (1)   Copy of the Loan Agreement by and between the Company and Mr.
               Burns

         (2)   Copy of the Loan Agreement by and between the Company and Mr.
               Lincoln

         (3) Copy of the Stock Purchase Agreement by and among the Company, Mr. Ackerman and Mr. Smith

         (4) Copy of the Contribution Agreement by and between the Company and Mr. Ackerman

         (5) Copy of the Stock Option Agreement by and between the Company and Mr. Burns

         (6) Copy of the Stock Option Agreement by and between the Company and Mr. Lincoln

         (7) Copy of the Stock Option Agreement by and between the Company and Mr. Smith

         (8) Copy of Stock Option Agreement by and between the Company and Gramercy

         (9) Copy of the Registration Rights Agreement by and between the Company, Messrs. Burns, Lincoln and Smith

        (10) Copy of the Stockholders Agreement by and between the Company, the Burns Trust, the Lincoln Trust, and Messrs. Ackerman and Smith

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  October 8, 1999

                                            COMC, INC.

                                            By:  /s/ John Ackerman
                                                 -------------------------
                                                 John Ackerman,
                                                 Chairman